UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 5, 2017
(Date of earliest event reported)

FEDERATED NATIONAL HOLDING COMPANY
(Exact name of registrant as specified in its charter)

Florida	000-25001	65-0248866
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14050 N.W. 14th Street, Suite 180
Sunrise, FL	33323
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (800) 293-2532

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)          The Company is announcing that Erick A. Fernandez, the Interim Chief Financial Officer of Federated National Holding Company (the “Company”) since June 2016, will be assuming the title of Chief Accounting Officer beginning April 17, 2017, concurrently with Ronald Jordan joining the Company as its Chief Financial Officer, as described below.

(c)          The Company is announcing that, beginning April 17, 2017, Ronald A. Jordan will assume the position of Chief Financial Officer of the Company.  Mr. Jordan, age 49, brings to the Company more than 25 years’ experience in accounting and financial reporting, including most recently as Chief Accounting Officer of Hatteras Financial Corp. (NYSE: HTS), a mortgage real estate investment trust based in Winston-Salem, North Carolina, from 2013 to 2016.  Prior to that position, Mr. Jordan held various positions at Lincoln Financial Group from 2003 to 2012, including Senior Vice President, Financial Planning and Strategic Initiatives, from 2011 to 2012, Vice President and General Auditor from 2006 to 2011, and Vice President and Controller from 2003 to 2006.  From 1996 to 2003, Mr. Jordan held positions in financial reporting and accounting at Bankers Life & Casualty, CNA Insurance, and Jefferson Pilot Corporation.  Mr. Jordan was a staff auditor and manager at Arthur Andersen, LLP from 1989 to 1996.  Mr. Jordan is a Certified Public Accountant and Certified Internal Auditor, and received his Bachelor of Business Administration degree in accounting, with high distinction, from the University of Michigan.  There are no family relationships between Mr. Jordan and any director, executive officer, or any person nominated or chosen by the Company to become a director or executive officer.  Mr. Jordan will receive an annual base salary of $275,000, relocation reimbursement of $100,000, and a grant of 10,000 shares of restricted stock to be vested over five years.  He will also be entitled to receive an annual bonus, which may be payable in stock and cash, with a target of 50% of his base salary and a maximum range of 100% of his base salary that will be subject to performance criteria.  Mr. Jordan will be subject to the Company’s standard restrictive covenants applicable to its executive officers and will be entitled to receive other benefits consistent with the other members of the Company’s management team.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FEDERATED NATIONAL HOLDING COMPANY

Date: April 5, 2017	By: /s/ Michael H. Braun
Name: Michael H. Braun
Title: Chief Executive Officer and President
(Principal Executive Officer)